Exhibit 10.2

Execution Version

SECOND AMENDMENT TO VOTING AND SUPPORT AGREEMENT

This SECOND AMENDMENT TO VOTING AND SUPPORT AGREEMENT (this “Amendment”) is entered into on April 30, 2019, by and among Axar Capital Management, LP, a Delaware limited partnership (“Axar”), Axar GP, LLC, a Delaware limited liability company (“Axar GP”), Axar Master Fund, Ltd., a Cayman Islands exempted limited partnership (the “Axar Funds,” and together with Axar and Axar GP, the “Axar Entities”), Robert B. Hellman, Jr., in his capacity as trustee under the Voting and Investment Trust Agreement for the benefit of American Cemeteries Infrastructure Investors, LLC (“ACII”), and StoneMor GP Holdings LLC, a Delaware limited liability company (“GP Holdings” and together with ACII, the “ACII Entities”) and StoneMor GP LLC, a Delaware limited liability company (the “Company”) and StoneMor Partners L.P., a Delaware limited partnership (the “Partnership”). The Axar Entities, the ACII Entities, the Company, the Partnership and each Permitted Transferee (as defined in the Agreement) are sometimes referred to herein collectively as the “Parties,” and individually as a “Party.”

RECITALS

1.    The Parties have previously entered into that certain Voting and Support Agreement dated as of September 27, 2018, as amended by that certain Amendment First Amendment to Voting and Support Agreement dated as of February 4, 2019 (collectively, the “Agreement”).

2.    Pursuant to Section 5.2 of the Agreement, the Agreement may be amended in writing by the Parties.

3.    The Parties desire to make certain amendments to the Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I

AMENDMENTS

1.1    Termination. Article IV of the Agreement is hereby amended and restated in its entirety as follows:

“This Agreement shall terminate and be of no further force or effect upon the earliest of (x) the Expiration Date, (y) the date that any amendment to the Merger Agreement that adversely affects the rights of any Axar Entity without the written consent of the Axar Entities, and (z) October 1, 2019. Notwithstanding the preceding sentence, Section 1.5, this Article IV and Article V shall survive any termination of this Agreement. Nothing in this Article IV relieves any Party of any liability for any breach of any covenant or agreement contained herein occurring prior to termination.”

ARTICLE II

MISCELLANEOUS PROVISIONS

2.1    Certain Defined Terms. Capitalized terms used in this Amendment that are not defined in the text of the body of this Amendment shall have the meanings given such terms in the Agreement.

2.2    No Other Amendments. All provisions of the Agreement, unless amended by this Amendment, shall remain unchanged.

2.3    Counterparts. This Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

2.4    Miscellaneous. Sections 5.1 through 5.13 of the Agreement shall apply to this Amendment mutatis mutandis.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the day and year first above written.

AXAR CAPITAL MANAGEMENT, LP

By:	Axar GP, LLC, its general partner

By:	/s/ Andrew Axelrod
Name:	Andrew Axelrod
Title:	Sole Member

AXAR GP, LLC

By:	/s/ Andrew Axelrod
Name:	Andrew Axelrod
Title:	Sole Member

AXAR MASTER FUND, LTD.

By:	/s/ Andrew Axelrod
Name:	Andrew Axelrod
Title:	Authorized Person

ROBERT B. HELLMAN, JR., AS TRUSTEE UNDER THE VOTING AND INVESTMENT TRUST AGREEMENT FOR THE BENEFIT OF AMERICAN CEMETERIES INFRASTRUCTURE INVESTORS, LLC

By:	/s/ Robert B. Hellman, Jr.
Name:	Robert B. Hellman, Jr.
Title:	Trustee

STONEMOR GP HOLDINGS LLC

By:	/s/ Robert B. Hellman, Jr.
Name:	Robert B. Hellman, Jr.
Title:	Authorized Person

SIGNATURE PAGE TO

SECOND AMENDMENT TO

VOTING AND SUPPORT AGREEMENT

STONEMOR PARTNERS L.P.

By:	StoneMor GP LLC, its general partner

By:	/s/ Joseph M. Redling
Name:	Joseph M. Redling
Title:	President and Chief Executive Officer

SIGNATURE PAGE TO

SECOND AMENDMENT TO

VOTING AND SUPPORT AGREEMENT